Prospectus Supplement
248432 10/07
dated October 19, 2007 to:

PUTNAM VT DIVERSIFIED INCOME FUND	Prospectus dated April 30, 2007

The section “Who oversees and manages the funds?” is supplemented to reflect that the members of the Core Fixed-Income and Core Fixed-Income High-Yield Teams primarily responsible for the day-to-day management of the fund’s portfolio are now D. William Kohli (Portfolio Leader), Michael Atkin (Portfolio Member), Rob Bloemker (Portfolio Member), Kevin Murphy (Portfolio Member) and Paul Scanlon (Portfolio Member).

Positions held by Messrs. Kohli, Bloemker, Murphy and Scanlon over the past five years are set forth in the prospectus.

Mr. Atkin joined the fund in 2007. Since 1997 he has been employed by Putnam Management as Director of Sovereign Research.

HV-6238